Exhibit 99.11

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

(Formerly BANK ONE, DELAWARE, National Association)

FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-4

Monthly Period:	10/01/2004 10/31/2004	to
Distribution Date:	11/10/2004
Transfer Date:	11/09/2004

Under Section 5.02 of the Amended and Restated Pooling and Servicing Agreement dated as of March 28, 2002 (the “Pooling and Servicing Agreement”) by and between Chase Manhattan Bank USA, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-4 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution

	1.	The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount
			Class A	$1.60809
			Class B	$1.81753
			Collateral Invested Amount	$2.30087

	2.	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
			Class A	$1.60809
			Class B	$1.81753
			Collateral Invested Amount	$2.30087

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 2001-4

	3.	The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
				Class A	$0.00000
				Class B	$0.00000
				Collateral Invested Amount	$0.00000
B.	Information Regarding the Performance of the Trust

	1.	Allocation of Principal Receivables

		(a1)	The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$79,454,223.08
				Class B	$6,126,438.50
				Collateral Invested Amount	$8,968,600.70

				Total	$94,549,262.28
	2.	Allocation of Finance Charge Receivables

		(a1)	The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$6,990,308.37
				Class B	$538,998.34
				Collateral Invested Amount	$789,049.12

				Total	$8,318,355.83
		(b1)	Principal Funding Investment Proceeds (to Class A)		$0.00
		(b2)	Withdrawals from Reserve Account (to Class A)		$0.00

			Class A Available Funds		$6,990,308.37

		(c1)	Principal Funding Investment Proceeds (to Class B)		$0.00
		(c2)	Withdrawals from Reserve Account (to Class B)		$0.00
			Class B Available Funds		$538,998.34

		(d1)	Principal Funding Investment Proceeds (to CIA)		$0.00
		(d2)	Withdrawals from Reserve Account (to CIA)		$0.00
			Collateral Interest Available Funds		$789,049.12

		(e1)	Total Principal Funding Investment Proceeds		$0.00
		(e2)	Investment Earnings on deposits to Reserve Account		$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 2001-4

3.	Principal Receivable / Investor Percentages

	(a)	The aggregate amount of Principal Receivables in the Trust as of 10/31/04		$46,993,743,992.83

	(b)	Invested Amount as of 10/31/04 (Adjusted Class A Invested Amount during Accumulation Period)
			Class A	$600,000,000.00
			Class B	$46,428,000.00
			Collateral Invested Amount	$67,858,000.00

			Total	$714,286,000.00

	(c)	The Floating Allocation Percentage
			Class A	1.258%
			Class B	0.097%
			Collateral Invested Amount	0.142%

			Total	1.497%

	(d)	During the Accumulation Period: The Invested Amount as of (the last day of the Revolving Period)
			Class A	$0.00
			Class B	$0.00
			Collateral Invested Amount	$0.00

			Total	$0.00

	(e)	The Fixed/Floating Allocation Percentage
			Class A	1.258%
			Class B	0.097%
			Collateral Invested Amount	0.142%

			Total	1.497%
4.	Delinquent Balances

	The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

	(a)	30 - 59 days		$632,332,973.95
	(b)	60 - 89 days		$446,757,128.45
	(c)	90 - 119 days		$348,030,549.33
	(d)	120 - 149 days		$302,986,312.00
	(e)	150 - 179 days		$256,254,486.20
	(f)	180 or more days		$0.00

			Total	$1,986,361,449.93

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 2001-4

5.	Monthly Investor Default Amount

	(a)	The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
			Class A	$2,990,302.45
			Class B	$230,571.81
			Collateral Invested Amount	$337,538.11

			Total	$3,558,412.37

6.	Investor Charge-Offs & Reimbursements of Charge-Offs

	(a)	The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the Collateral Invested Amount
			Class A	$0.00
			Class B	$0.00
			Collateral Invested Amount	$0.00

			Total	$0.00

	(b)	The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount
			Class A	$0.00
			Class B	$0.00
			Collateral Invested Amount	$0.00

			Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 2001-4

7.	Investor Servicing Fee
	(a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period
		Class A	$750,000.00
		Class B	$58,035.00
		Collateral Invested Amount	$84,822.50

		Total	$892,857.50

8.	Reallocated Principal Collections
The amount of Reallocated Collateral Interest Principal Collection and
Class B Principal Collections applied in respect of Interest Shortfalls,
	Investor Default Amounts or Investor Charge-Offs for the prior month
		Class B	$0.00
		Collateral Invested Amount	$0.00

		Total	$0.00

9.	Collateral Invested Amount
	(a) The amount of the ColIateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$67,858,000.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 2001-4

	10.	The Portfolio Yield
			The Porfolio Yield for the related Monthly Period	9.81%

	11.	The Base Rate
			The Base Rate for the related Monthly Period	4.09%

C.	Information Regarding the Principal Funding Account
	1.	Accumulation Period
		(a)	Accumulation Period Commencement Date	04/01/2006
		(b)	Accumulation Period Length (months)	1
		(c)	Accumulation Period Factor	34.66
		(d)	Required Accumulation Factor Number	8
		(e)	Controlled Accumulation Amount	$714,286,000.00
		(f)	Minimum Payment Rate (last 12 months)	13.34%

	2.	Principal Funding Account
		Beginning Balance		$0.00
		Plus:	Principal Collections for related Monthly Period from
			Principal Account	$0.00
		Plus:	Interest on Principal Funding Account Balance for related Monthly Period	$0.00
		Less:	Withdrawals to Finance Charge Account	$0.00
		Less:	Withdrawals to Distribution Account	$0.00

		Ending Balance		$0.00

	3.	Accumulation Shortfall

			The Controlled Deposit Amount for the previous Monthly Period	$0.00

		Less:	The amount deposited into the Principal Funding	$0.00
			Account for the Previous Monthly Period	$0.00
			Accumulation Shortfall	$0.00

			Aggregate Accumulation Shortfalls	$0.00

	4.	Principal Funding Investment Shortfall

			Covered Amount	$0.00
		Less:	Principal Funding Investment Proceeds	$0.00

			Principal Funding Investment Shortfall	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 2001-4

D.	Information Regarding the Reserve Account

	1.	Required Reserve Account Analysis

		(a) Required Reserve Account Amount percentage	0.00000%

		(b) Required Reserve Account Amount ($) (.5% of Class A Invested Amount or other amount designated by Transferor)	$0.00

		(c) Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

		(d) Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

	2.	Reserve Account Investment Proceeds
		Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

	3.	Withdrawals from the Reserve Account
		Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer Date (D.1.(d) plus D.2. above)	$0.00

	4.	The Portfolio Adjusted Yield
		The Portfolio Adjusted Yield for the related Monthly Period	5.76%

Chase Manhattan Bank USA, National Association as Servicer

By:	/s/ PATRICIA GARVEY
Patricia Garvey
Vice President

Note: As a result of the card processor conversion from FDR to TSYS, the October Monthly Period reflects collections processed from 10/1 - 10/27